UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2014

MSC Industrial Direct Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 9, 2014, MSC Industrial Direct Co., Inc. (the “Company”) issued a press release announcing financial results for its fiscal 2014 second quarter ended March 1, 2014. A copy of the press release is furnished with this report as Exhibit 99.1.

On April 9, 2014, the Company will host a conference call to discuss its financial results for its second quarter ended March 1, 2014. A copy of the presentation to be used during the conference call is furnished with this report as Exhibit 99.2.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

99.1	Press Release, dated April 9, 2014, issued by MSC Industrial Direct Co., Inc.

99.2	Earnings Presentation of MSC Industrial Direct Co., Inc., dated April 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: April 9, 2014	By:	/s/ Jeffrey Kaczka
	Name:	Jeffrey Kaczka
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 9, 2014, issued by MSC Industrial Direct Co., Inc.

99.2	Earnings Presentation of MSC Industrial Direct Co., Inc., dated April 9, 2014

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